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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-116076), Form S-8 (No. 333-114512) and Form S-4 (No. 333-112309) of Laidlaw International, Inc. of our report dated November 9, 2004 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
November 9, 2004